UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Everi Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following is a list of talking points provided to the leadership of Everi Holdings Inc. on July 26, 2024.
Strategic Reasons Behind the Expected Acquisition
Today marks yet another significant milestone in Everi’s journey. Everi has entered into definitive agreements to be acquired by the Apollo Funds, who will simultaneously acquire IGT’s Gaming & Digital business (IGT Gaming).
Following closing of the transaction, which is expected to be completed by the end of the third quarter of 2025, IGT Gaming and Everi will be two privately owned companies that are part of one combined enterprise.
•Strategic Alignment: Emphasize the strategic fit and complementary strengths of combining IGT’s Gaming & Digital business with Everi. Highlight how this will broaden our product and service offerings and provide increased operational flexibility through private ownership.
oComplementary businesses in gaming, Digital, and FinTech and other casino services.
oExpanded global opportunities and reach.
•Innovation and Growth: Stress the significant innovation and growth opportunities that the expected acquisition presents, with the Apollo Funds' support to drive long-term value.
Timeline and Process
•Expected Timeline: We are targeting the completion of the expected acquisition by the end of the third quarter of 2025. Emphasize the need for careful planning and that this timeframe is typical in the highly regulated gaming industry.
•Operational Continuity: Reassure employees that both companies will continue to operate independently until the expected acquisition is finalized, ensuring business continuity.
Impact on Business and Financial Goals
•Short-Term Operations: Communicate that there will be no impact on pre-closing business operations and financial goals. Emphasize that current objectives and priorities remain unchanged.
•Review after the Expected Acquisition: Highlight the plan to reassess our go-forward strategy after the expected acquisition to align and set new financial goals. Underscore the role of leaders in guiding their teams through this process.
Legal Constraints on Employee Discussion
•Communication Protocol: Any communication about the expected acquisition should only be made with approval by the senior executive team. Employees can like posts made by the corporate team but still cannot comment on or share them.
Communication Strategy
•Central Information Hub: Detail the SharePoint site as a central hub for expected transaction-related information. Encourage employees to utilize this resource for timely and relevant updates.
•Dedicated Email Inbox: Inform employees about the dedicated email inbox merger@everi.com for expected transaction-related inquiries, ensuring their questions and concerns are addressed promptly.
Social Media Guidelines
•Authorized Communication: Only the Marketing team with senior executive team approval is authorized to post about the expected acquisition on social media. Employees cannot comment on or share these posts.

•Like, Don’t Share: Employees are permitted to like corporate posts but cannot forward or comment on them.
Preparing Teams for the Expected Acquisition
•Focus and Positivity: Encourage leaders to maintain focus on current responsibilities, foster a positive attitude, and promote adaptability and openness to change.
•Open Communication: Stress the importance of open communication, staying informed, and supporting each other.
Smooth Cultural Integration
•Commitment to Positive Work Environments: Highlight the shared commitment to positive work environments and the plan to preserve and enhance the best aspects of both organizations' cultures post-closing.
•Engaging Diverse Perspectives: Outline the approach for engaging in open communication, monitoring and adapting to cultural integration post-closing, and involving diverse perspectives in decision-making.
Operations and Processes
•Business Continuity: Reiterate that consistent with our approach to the initial proposed merger with IGT Gaming, we will continue to conduct business as usual and as separate companies.
•Seamless Transition: Communicate the goal of a seamless transition and the opportunity for growth and improvement.
Handling Redundancies and Restructuring
•Thoughtful Approach: Address concerns about potential organizational changes, emphasizing the thoughtful and strategic approach to integration. No plans will be implemented before closing.
•Transparent Communication: Commit to transparent communication and support for all employees throughout the process.
Measuring Performance and Success
•Performance Metrics: Outline the metrics for measuring performance and success during the transition, focusing on achieving business goals and effectively managing the expected acquisition.
•Dual Focus: Highlight the dual focus on maintaining business performance and managing post-transaction changes.
Managing Customer Relationships and Ongoing Projects
•Commitment to Success: Stress the commitment to the ongoing success and stability of current projects and devotion to customer relationships. Focus on continuity and quality service.
•Proactive Communication: Communicate the proactive approach to keeping customers informed and engaged throughout the expected acquisition process.
Feedback and Concerns
•Open Communication Channels: Encourage open lines of communication for feedback, providing channels for employees to express their thoughts and questions.
•Supportive Communication: Commit to clear, consistent, and supportive communication throughout the expected acquisition process.

Additional Information and Where to Find It
In connection with the proposed transaction (the “Proposed Transaction”) among Everi Holdings Inc. (“Everi” or the “Company”), International Game Technology PLC (“IGT”), Ignite Rotate LLC (“Spinco”), Voyager Parent, LLC (“Buyer”) and Voyager Merger Sub, Inc. (“Buyer Sub”), Everi will file relevant materials with the Securities and Exchange Commission (“SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Everi may file with the SEC or send to its stockholders in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EVERI ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EVERI, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of such documents (when available) through the website maintained by the SEC at http://www.sec.gov, or by visiting Everi’s website at www.everi.com or by contacting Everi’s Investor Relations Department at Everi Holdings Inc., Investor Relations, 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113.
Participants in the Solicitation of Proxies
Everi and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Everi is set forth in (i) Everi’s proxy statement for its 2024 annual meeting of stockholders under the headings “Proposal 1: Election of Three Class I Directors” (including “Board and Corporate Governance Matters,” “Certain Relationships and Related Transactions,” and “Executive Officers”), and “Proposal 3: Approval of the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan” (including “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” “Pay Ratio,” and “Pay Versus Performance,” which was filed with the SEC on April 19, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001318568/000131856824000035/evri-20240419.htm, (ii) Everi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers, and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management, and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on February 29, 2024 and is available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001318568/000131856824000009/evri-20231231.htm, and (iii) to the extent holdings of Everi securities by its directors or executive officers have changed since the amounts set forth in Everi’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001318568&entityName=Everi%2520Holdings%2520Inc.%2520(EVRI)%2520(CIK%25200001318568).
 Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by Everi will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by Everi will be available free of charge on Everi’s website at www.everi.com.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, related to Everi and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Everi. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the Proposed Transaction, including future plans, objectives, expectations, and intentions; and the anticipated timing of closing of the Proposed Transaction. In addition, all statements that address operating performance, events or developments that Everi expects or anticipates will occur in the future — including statements relating to creating value for stockholders, benefits of the Proposed Transaction, and the expected timetable for completing the Proposed Transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of Everi, to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain necessary stockholder approval and regulatory approvals), in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of Everi and on Everi’s operating results, including that Everi’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the Proposed Transaction (the “Merger Agreement”), which may require Everi to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of Everi management’s attention from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks relating to any resurgence of the COVID-19 pandemic or similar public health crises; risks related to competition in the gaming industry; dependence on significant licensing arrangements, customers, or other third parties; risks related to the financing of the Proposed Transaction; economic changes in global markets, such as currency exchange, inflation and interest rates, and recession; government policies (including policy changes affecting the gaming industry, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that Everi cannot control; regulation and litigation matters relating to the Proposed Transaction or otherwise impacting Everi or the gaming industry generally, including the nature, cost and outcome of any litigation and other legal proceedings related to the Proposed Transaction that may be instituted against the parties and others following the announcement of the Proposed Transaction; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business divestitures; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in Everi’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Everi’s Quarterly Reports on Form 10-Q.
A further description of risks and uncertainties relating to Everi can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, Everi’s stockholders will cease to have any equity interest in Everi and will have no right to participate in its earnings and future growth. Everi cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. Everi does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.